Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Lenco Mobile Inc. (the “Company”), that, to his knowledge, the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: May 28, 2010	/s/ MICHAEL LEVINSOHN
Michael Levinsohn, Chief Executive Officer (Principal Executive Officer)
Dated: May 28, 2010	/s/ THOMAS BANKS
Thomas Banks, Chief Financial Officer (Principal Financial Officer)